UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-02240

                                         Stratton Real Estate Fund, Inc.

(Exact name of registrant as specified in charter)

150 South Warner Road, Suite 460

                         King of Prussia, PA 19406-2826

(Address of principal executive offices) (Zip code)

Michelle Whalen, Assistant Vice President

Stratton Real Estate Fund, Inc.

150 South Warner Road, Suite 460

                        King of Prussia, PA 19406-2826

(Name and address of agent for service)

Registrant’s telephone number, including area code:  610-941-0888

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report December 31, 2012

STRATTON
MUTUAL FUNDS

DEAR FELLOW SHAREHOLDER:

As we ring in 2013, we reflect on the events of 2012 and focus on the factors that we believe will impact investment performance in the coming year. Today, the average investor is still scarred by the multiple financial crises of the past five years. Many have reduced exposure to stocks, or in extreme cases given up on stocks entirely, moving their assets into cash and bonds instead. Fortunately, investors who were able to stomach the shorter term equity market volatility over the past few years, or even had the courage to “buy low” when circumstances seemed the most dire have been rewarded handsomely.

Twelve months ago, the primary concerns in the market were the European sovereign debt crisis, a lackluster U.S. recovery, slowing growth in China, and the impending U.S. “fiscal cliff”. Despite these looming risks, stock market investors enjoyed double digit returns in 2012 and, moreover, have seen the value of stocks more than double since the market bottom in 2009. Interestingly, equities have performed much better than cash, bonds, or even a basket of commodities during these time periods. Unfortunately, the average investor has reduced exposure to equities and missed out on the bulk of these strong stock returns.

The U.S. economy continues to grow at about a 2% annualized rate, adjusted for inflation. While this rate of growth lags previous economic recoveries, we believe that there are several fundamental drivers in place that will serve to increasingly put the economy on stable footing. Foremost, the housing market continues to improve. Inventories of existing homes for sale have fallen to healthier levels, prices are rising nationwide, and new construction is markedly picking up. This has led to an increase in household net worth, increased job mobility, and ultimately, continued improvement in the labor market (currently the U.S. is generating about 150,000 new jobs per month).

In addition, the U.S. economy continues to benefit from a pick-up in domestic manufacturing activity. This is driven in part by stable and increasingly competitive labor costs. Faced with rising wages in many other parts of the world, especially the emerging markets, corporations are increasingly choosing to conduct operations domestically rather than abroad. This is a notable reversal of the outsourcing trend that we in the U.S. have painfully observed for decades. In addition, domestically produced natural gas and oil has created a unique structural cost advantage for U.S. manufacturers. These trends will support the U.S. job market and should remain firmly in place for years to come.

With the backdrop of an increasingly stable U.S. economy, a nascent rebound in the emerging markets, progress in Europe, seemingly limitless central bank stimulus and low inflation for now, we are in the optimistic camp for equities in the coming year. With four straight years of positive stock returns in the books, in tandem with interest rates as low as we have seen in our lifetimes, it is mind boggling that money continues to flow into bond funds. In the face of this, we have to assume this pendulum will swing the other way at some point.

For 2013 we have two exciting developments to note, the first is a change of name for the Multi-Cap Fund to the Mid Cap Value Fund as described in the notice to shareholders that was mailed in early January, and the second is the election, on January 29, of Gerald M. Van Horn to the position of Chairman of the Board of the Stratton Mutual Funds. Jerry has been President of the Small Cap Value Fund since 2003 and I am confident that this change will well position the Stratton Mutual Funds for the future.

Sincerely yours,

John A. Affleck, CFA
Chairman
January 29, 2013

Distributed by Foreside Funds Distributors LLC, Berwyn, PA 19312.

Date of first use, February 2013. This report is to be preceded or accompanied by a Prospectus.

All indices are unmanaged groupings of stocks that are not available for investment.

PORTFOLIO MANAGER’S COMMENTARY

Stratton Multi-Cap Fund — Shawn M. Gallagher, CFA, President

The broad stock market ended 2012 on a strong note, with the Russell 3000® Index posting a total return of +16.42%. “Risk on” traits were clearly evident during the final six weeks of the year as riskier, more cyclical stocks decisively outperformed defensive stocks. Nevertheless, simply citing 2012’s healthy double-digit percentage gains for U.S. equities overly discounts the substantial intra-year volatility endured by investors, as stocks were forced to climb a continuous “wall of worry.” Ongoing European sovereign debt problems, uneven economic data in the U.S. and abroad, and uncertainty regarding the U.S. Presidential election and the impending “fiscal cliff” made for notable stock market swings as the year progressed. Ultimately, however, continued improvement in the fundamental global economic picture drove equity prices higher.

Over the past twelve months, portfolio management activity has centered on broadening the Stratton Multi-Cap Fund’s exposure within the mid cap space, a segment of the market that has produced highly attractive risk-adjusted returns over the longer term, compared to both large caps and small caps. On a holistic basis, we also believe that we have upgraded the overall quality of the portfolio throughout the year. Although it is a relatively short time frame, we believe that this has started to translate into improved relative performance, with the Stratton Multi-Cap Fund posting a net return of +9.79% versus +8.20% for the Russell 3000® Value Index during the second half of 2012. This outperformance was driven almost entirely by positive stock selection.

For the calendar year ended 2012, the Stratton Multi-Cap Fund posted a return of +15.40% versus the Russell 3000® Value Index return of +17.55%. Overall stock selection effects for the year were positive, while modestly negative allocation effects across a handful of sectors drove the underperformance versus the Index.

Relative performance for the full year benefitted from positive stock selection within the Technology sector as portfolio holdings Apple, Inc. (1.7%), Oracle Corp. (2.5%) and Fiserv, Inc. (2.6%) outperformed their sector peers. Positive stock selection within the Health Care sector also boosted relative performance as portfolio holdings Thermo Fisher Scientific, Inc. (2.5%) and Medicis Pharmaceutical Corp. (eliminated), outpaced their peers. The Fund’s notable underweight position in the Utilities sector, the worst performing sector within the Russell 3000® Value Index, also contributed positively on a relative basis.

Negatively, the Fund’s lack of exposure to large banks, such as Bank of America, Citigroup, Wells Fargo and Goldman Sachs created the most significant relative performance drag for the year, as these stocks outperformed. In addition, negative stock selection within the Consumer Discretionary sector was a detractor to performance as Ford Motor Company (eliminated), Darden Restaurants, Inc. (1.7%), Bed Bath & Beyond, Inc. (1.9%) and Kohl’s Corp. (eliminated), lagged their peers.

PORTFOLIO MANAGER’S COMMENTARY

Stratton Multi-Cap Fund — Shawn M. Gallagher, CFA, President

The Fund remains positioned for a generally positive environment in the equity markets. Coordinated global central bank monetary easing and ongoing signs of economic strength within the U.S. should continue to provide meaningful support to stocks. It is becoming increasingly apparent that the U.S. housing recovery will serve as a rising tide for the broader economy. In addition, over the past 3-6 months, emerging economies have shown signs of acceleration, thus alleviating fears of a “hard landing.” While emerging market strength has certainly been reflected in positive equity market returns globally, this growth also poses an increased risk of inflationary pressures which could eventually choke off economic expansion. The risk of higher inflation down the road, an expected moderate economic drag from higher taxes, and continued volatility stemming from U.S. fiscal budget negotiations over the coming months all serve to keep us realistically guarded.

Going forward, we will maintain our effort to identify undervalued companies with catalysts for share price appreciation. Specifically, we plan a continued emphasis on companies and industries benefitting from secular tailwinds such as the U.S. housing recovery, the U.S. unconventional energy revolution, and an increasingly competitive U.S. manufacturing sector.

Portfolio holdings are as of 12/31/12. They are subject to change and risk at any time. The Fund may invest in any size market capitalization, and an investment in a small or mid cap stock may subject the Fund to greater earnings and price volatility. The Fund may invest in undervalued stocks which may affect the Fund’s value if the stocks do not appreciate as anticipated or if they remain undervalued for longer than anticipated. The Fund may invest in Real Estate Investment Trusts (“REITs”), which may be negatively affected by conditions in the real estate industry, such as declining property values due to unanticipated economic developments. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO MANAGER’S COMMENTARY

Stratton Real Estate Fund — Andrew T. DiZio, CFA, President

The REIT market had a strong year in 2012 and has now outperformed the broader S&P 500® Index for 8 of the past 10 years. The Stratton Real Estate Fund produced a net return of +18.61% in 2012, which compares to the +19.70% return of the FTSE NAREIT All Equity REITs Index, and +17.77% return of the MSCI U.S. REIT Index. The S&P 500® Index returned +16.00%.

Within the FTSE NAREIT All Equity REITs Index, Timber was the top performing property sector in 2012 as an improved outlook for U.S. housing construction drove spot lumber prices to multi-year highs, and expectations for future timber demand even higher. Retail and Self-Storage also produced strong returns, with both sectors benefitting from improved consumer sentiment. The specter of rising home ownership, driven by a stabilization of the U.S. housing market and record high affordability levels, appeared just as new apartment supply is set to hit the market in 2013 and 2014, and led Residential to become the worst performing property sector of 2012.

The Fund’s full-year performance relative to the FTSE NAREIT All Equity REITs Index was hurt primarily by a lack of Timber or Infrastructure exposure. The five stocks within those subsectors make up nearly 12% of the Index and strongly outperformed other property types in 2012. Neither subsector is included in the MSCI U.S. REIT Index, which the Fund outperformed. Relative returns were helped by stock selection-driven outperformance in the Health Care, Industrial, Office, Lodging, Diversified, and Self-Storage sectors. Retail stock selection and the Fund’s early-year overweight in Residential were minor negative contributors.

The primary changes to the Fund’s property sector exposure in 2012 were an increase in Retail and Self-Storage holdings and a decrease in Residential and Office. Notable new purchases in 2012 included Kimco Realty Corp. (2.5%), General Growth Properties, Inc. (2.2%), DuPont Fabros Technology, Inc. (2.1%), RLJ Lodging Trust (2.3%), First Industrial Realty Trust, Inc. (2.2%), and CubeSmart (2.4%). Notable sales included the Fund’s eliminations of Urstadt Biddle Properties, Inc., Washington Real Estate Investment Trust, Hospitality Properties Trust, Starwood Hotels & Resorts Worldwide, Inc., Mack-Cali Realty Corp., Boston Properties, Inc., Liberty Property Trust, Prologis, Inc., DCT Industrial Trust, Inc., Equity Residential, and Mid-America Apartment Communities, Inc.

PORTFOLIO MANAGER’S COMMENTARY

Stratton Real Estate Fund — Andrew T. DiZio, CFA, President

Looking ahead, we continue to view the tepid economic recovery as a positive for REITs, particularly relative to the broader market. Economic growth has been sufficient to slowly increase demand for commercial space, but not strong enough to incent new construction. The lack of new square footage entering the market has been, we believe, the largest driver of REITs’ increasing cash flows in recent years. That is, the quick pace of the REIT recovery has been related to a lack of supply more than strong demand. The continuation of historically low interest rates has also kept capital costs low, supported property prices, and made REIT shares relatively more attractive from an income perspective. While we are mindful of the potential negative impacts of rising interest rates on REITs, historical performance suggests that current sector valuations should be able to withstand a modest rate increase. Additionally, relatively low dividend payout ratios indicate REIT’s ability to further increase distributions to shareholders, boosting future yields. In our opinion, the biggest risk to the sector’s track record of outperforming broad indices is a full-scale U.S. economic recovery. In the meantime, the environment remains favorable for the REIT group, and we continue to focus our stock selection efforts on names that meet our criteria of relative value with identifiable catalysts.

Portfolio holdings are as of 12/31/12. They are subject to change and risk at any time. The Fund may invest in REITs, which may be negatively affected by conditions in the real estate industry, such as declining property values due to unanticipated economic developments. The Fund may invest in debt securities which may fall in value if interest rates rise. The Fund may also invest in foreign securities which may cause greater volatility and less liquidity due to currency fluctuations, political instability and other economic factors. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO MANAGER’S COMMENTARY

Stratton Small Cap Value Fund — Gerald M. Van Horn, CFA, President

Although 2012 was marked by continued volatility (including six shorter-term periods with price swings of greater than 10%), the small cap equity market posted solid performance during 2012, with the Russell 2000® Index returning +16.35%. Within the small cap equity market, Value outperformed Growth during the year, with the Russell 2000® Value Index posting a return of +18.05% compared to the Russell 2000® Growth Index return of +14.59%.

While the year began with a continuation of the solid performance run which began in the fourth quarter of 2011, macro issues eventually returned to the forefront as lingering concerns over European sovereign debt, inconsistent domestic economic data and the U.S. Presidential election took turns casting shadows over the market. By the second half of the fourth quarter of 2012, however, with international macro concerns subsiding and the election decided, investors shifted focus onto improving domestic economic data led by strength in the housing market, fueling a +10% run over the last six weeks of the year.

The Stratton Small Cap Value Fund posted a return of +15.10% during 2012. Generally speaking, more economically sensitive sectors such as Materials & Processing, Consumer Discretionary and Producer Durables led performance during the year, while the more defensive Utilities and Consumer Staples sectors lagged.

The greatest contributors to relative performance were positive stock selection within the Producer Durables, Health Care and Technology sectors. Positive stock selection within the Producer Durables sector was broad-based, as holdings United Rentals, Inc. (2.7%), MasTec, Inc. (2.8%), EnerSys, Inc. (2.4%) and Chicago Bridge & Iron Co. (2.7%), all posted strong performance for the full year. Within the Health Care sector, portfolio holdings West Pharmaceutical Services, Inc. (2.1%) and PAREXEL International Corp. (2.0%), registered strong gains while Medicis Pharmaceutical Corp. was acquired by large cap competitor Valeant Pharmaceuticals International, Inc. in September. Positive stock selection within the Technology sector was also broad-based as portfolio holdings Parametric Technology Corp. (1.9%), Solera Holdings, Inc. (1.7%) and Anixter International, Inc. (2.0%), outperformed their peer group while Quest Software was acquired by large cap computer manufacturer Dell, Inc. in June 2012.

PORTFOLIO MANAGER’S COMMENTARY

Stratton Small Cap Value Fund — Gerald M. Van Horn, CFA, President

The Fund’s underexposure to, and negative stock selection within, the Financial Services sector proved to be the greatest drag on relative performance during the year. In addition, relative performance was hampered by the Fund’s overexposure to, and negative stock selection within, the Energy sector, as well as negative stock selection within the Consumer Staples sector.

Merger and acquisition activity continued to have a positive effect on the Fund’s performance in 2012 as five portfolio holdings were acquired during the year. This comes on the heels of a strong M&A environment in 2011, when eight holdings were acquired.

The Fund’s positioning reflects our optimistic market outlook for the first half of 2013, as the ongoing, coordinated global easing cycle should combine with continued improvement in the domestic employment and housing markets to provide stimulus to riskier asset classes. On the medium-term horizon, accelerating Emerging Market growth could reignite inflation concerns sometime in the second half of 2013. In addition, perpetual domestic legislative issues, including those related to the debt ceiling, potential government shutdown and budget-related sequester, could darken the domestic outlook as we progress through the year.

Portfolio holdings are as of 12/31/12. They are subject to change and risk at any time. The Fund is suitable for those who are comfortable with the high degree of market risk and illiquidity concerns that may come with small cap stock investing. The Fund may invest in strategies that are considered risky or invest in stocks of companies that are undervalued which may cause greater volatility and less liquidity. The Fund may invest in REITs, which may be negatively affected by conditions in the real estate industry, such as declining property values due to unanticipated economic developments. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

FUND HIGHLIGHTS December 31, 2012

Stratton Multi-Cap Fund

	December 31, 2012	June 30, 2012
Net Assets	$52,696,582	$50,514,853
Net Asset Value Per Share	$37.47	$34.32
Shares Outstanding	1,406,522	1,471,691

Semi-Annual Portfolio Changes New Holdings (% of Net Assets)		Eliminated Holdings

Beacon Roofing Supply, Inc. (2.0%)	Kimco Realty Corp. (2.0%)	Abbott Laboratories	Occidental Petroleum Corp.
Bed Bath & Beyond, Inc. (1.9%)	Medical Properties Trust, Inc. (1.5%)	American Express Co.	PNC Financial Services Group, Inc.
Cabot Oil & Gas Corp. (1.5%)	Mylan, Inc. (1.7%)	Apache Corp.	Transocean, Ltd.
Casey’s General Stores, Inc. (1.5%)	Parametric Technology Corp. (1.7%)	Deere & Co.	U.S. Bancorp
Continental Resources, Inc. (2.0%)	RLJ Lodging Trust (1.5%)	Ford Motor Co.	Warner Chilcott PLC Class A
East West Bancorp, Inc. (1.5%)	Watson Pharmaceuticals, Inc. (1.5%)	International Business Machines Corp.	Weatherford International, Ltd.
Ensco PLC Class A (2.5%)	Westlake Chemical Corp. (1.7%)	JPMorgan Chase & Co.
Highwoods Properties, Inc. (1.6%)		Medicis Pharmaceutical Corp. Class A
Microsoft Corp.

Sector Categories (% of Net Assets)
Energy	14.7%	Banking/Financial	8.0%	Construction	2.0%
Retailing	12.9%	Basic Materials	5.7%	Chemicals	1.7%
Technology	11.2%	Utilities	3.1%	Consumer Staples	1.5%
Industrial	8.8%	Insurance/Services	2.2%	Aerospace/Defense	1.5%
Health Care	8.7%	Transportation	2.2%
REITs	8.5%	Capital Goods	2.0%

Ten Largest Holdings*
	Market Value	% of NA
Phillips 66	$ 1,805,400	3.4%
Chicago Bridge & Iron Co. N.V.	1,390,500	2.6
Fiserv, Inc.	1,343,510	2.6
Thermo Fisher Scientific, Inc.	1,339,380	2.5
Oracle Corp.	1,332,800	2.5
Ensco PLC Class A	1,304,160	2.5
Ameriprise Financial, Inc.	1,252,600	2.4
MasTec, Inc.	1,246,500	2.4
United Rentals, Inc.	1,229,040	2.3
Torchmark Corp.	1,136,740	2.2
	$13,380,630	25.4%

*Excludes short-term holdings.

Portfolio holdings are subject to change, risk and may not represent current compositions of the portfolio.

FUND HIGHLIGHTS December 31, 2012

Stratton Real Estate Fund

	December 31, 2012	June 30, 2012
Net Assets	$84,080,799	$84,081,656
Net Asset Value Per Share	$29.98	$30.36
Shares Outstanding	2,804,633	2,769,879

Semi-Annual Portfolio Changes New Holdings (% of Net Assets)	Eliminated Holdings

Education Realty Trust, Inc. (1.9%)	Boston Properties, Inc.
First Industrial Realty Trust, Inc. (2.2%)	Equity Residential
General Growth Properties, Inc. (2.2%)	Host Hotels &Resorts, Inc.
Kimco Realty Corp. (2.5%)	Mack-Cali Realty Corp.
Medical Properties Trust, Inc. (2.3%)	Mid-America Apartment Communities, Inc.
Sovran Self Storage, Inc. (1.5%)	Prologis, Inc.
WP Carey, Inc. (1.9%)

Sector Categories (% of Net Assets)

Regional Malls	17.5%	Diversified	7.7%
Health Care	16.2%	Lodging	7.1%
Apartments	13.7%	Industrial	4.7%
Shopping Centers	12.6%	Net Lease	4.6%
Office	8.5%	Storage	3.9%

Ten Largest Holdings*
	Market Value	% of NA
Simon Property Group, Inc.	$4,862,374	5.8%
Lexington Realty Trust	2,698,765	3.2%
Ventas, Inc.	2,588,800	3.1%
American Campus Communities, Inc.	2,537,150	3.0%
Universal Health Realty Income Trust	2,530,500	3.0%
Health Care REIT, Inc.	2,451,600	2.9%
Taubman Centers, Inc.	2,361,600	2.8%
National Retail Properties, Inc.	2,340,000	2.8%
SL Green Realty Corp.	2,299,500	2.7%
Acadia Realty Trust	2,194,500	2.6%
	$26,864,789	31.9%

*Excludes short-term holdings.

Portfolio holdings are subject to change, risk and may not represent current compositions of the portfolio.

FUND HIGHLIGHTS December 31, 2012

Stratton Small Cap Value Fund

	December 31, 2012	June 30, 2012
Net Assets	$829,724,605	$795,405,752
Net Asset Value Per Share	$55.38	$52.17
Shares Outstanding	14,983,206	15,245,475

Semi-Annual Portfolio Changes New Holdings (% of Net Assets)	Eliminated Holdings

Beacon Roofing Supply, Inc. (1.6%)	Medicis Pharmaceutical Corp. Class A
Oshkosh Corp. (1.3%)	Quest Software, Inc.
Titan International, Inc. (1.3%)

Sector Categories (% of Net Assets)

Banking/Financial	16.4%	Energy	6.1%	Consumer Durable	2.1%
Industrial	14.5%	Basic Materials	5.3%	Aerospace/Defense	1.8%
Technology	11.7%	Consumer Staples	5.2%	Construction	1.6%
Retailing	8.5%	Health Care	4.1%	Insurance/Services	1.2%
REITs	8.1%	Business Services	3.2%
Utilities	6.6%	Capital Goods	2.6%

Ten Largest Holdings*
	Market Value	% of NA
MasTec, Inc.	$23,309,550	2.8%
United Rentals, Inc.	22,038,098	2.7%
Chicago Bridge & Iron Co. N.V.	22,020,885	2.7%
Belden, Inc.	20,902,354	2.5%
EnerSys, Inc.	19,548,785	2.4%
Arbitron, Inc.	18,445,509	2.2%
PolyOne Corp.	17,785,820	2.1%
Affiliated Managers Group, Inc.	17,635,325	2.1%
Silgan Holdings, Inc.	17,384,620	2.1%
West Pharmaceutical Services, Inc.	17,306,475	2.1%
	$196,377,421	23.7%

*Excludes short-term holdings.

Portfolio holdings are subject to change, risk and may not represent current compositions of the portfolio.

DISCUSSION OF INVESTMENT PROCESS AND PERFORMANCE

Stratton Multi-Cap Fund

Stratton Multi-Cap Fund seeks, as its primary objective, long-term growth of capital with current income from interest and dividends as a secondary objective. Studies of historical data show that investing in value-oriented common stocks with lower price-to-earnings ratios and lower price-to-cash flow ratios can produce above-average returns while lowering risk and preserving capital.

Stratton Management Company employs a two-part investment process that combines quantitative and qualitative research methods. Quantitatively, management focuses on valuation, earnings momentum and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the quantitative aspect of the investment process and focuses on each company’s valuation relative to its peers. Qualitatively, management seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest and expand valuation. The portfolio typically contains between 45 and 55 holdings that meet the above criteria. The final selection of stocks for the portfolio of the Multi-Cap Fund is made by Shawn M. Gallagher, CFA, President.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON MULTI-CAP FUND, THE S&P 500® INDEX1

AND THE RUSSELL 3000® VALUE INDEX2

TEN YEAR PERFORMANCE (12/31/02 - 12/31/12)

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Returns shown include the reinvestment of all dividends and other distributions.

[1]	The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks that is generally considered to be representative of the U.S. stock market as a whole.

[2]

The Russell 3000® Value Index is an unmanaged index that measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Index is comprised of the 3000 largest companies in the U.S. equity market and represents approximately 98% (as of December 31, 2012) of the investable U.S. equity market. It is not possible to invest directly in an index.

[3]	The Fund’s annual operating expenses, as stated in the current prospectus. Refer to the Financial Highlights for a more current expense ratio.

DISCUSSION OF INVESTMENT PROCESS AND PERFORMANCE

Stratton Real Estate Fund

Stratton Real Estate Fund seeks total return through investment in real estate securities. In pursuing total return, the Fund will emphasize both capital appreciation and current income. Under normal conditions, the Fund invests at least 80% of its assets (measured at the time of purchase) in common stocks and other equity securities of Real Estate Investment Trusts (REITs), real estate related companies, or in companies which own significant real estate assets at the time of purchase (“real estate companies”). REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A real estate company generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate, or has at least 50% of its assets in such real estate.

Stratton Management Company employs an investment process that uses a combination of quantitative and qualitative measures, including underlying real estate values, earnings multiples, geographic and tenant concentrations, balance sheet metrics, company strategies, and management track record. This process is applied to REITs and other real estate companies with the goal of identifying the most attractive securities on a relative valuation basis within each sector. Prior to investing, management seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest, and expand valuation. The portfolio contains an average of 40 to 50 holdings. The final selection of stocks for the portfolio of the Real Estate Fund is made by Andrew T. DiZio, CFA, President.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON REAL ESTATE FUND,

THE S&P 500® INDEX1 AND THE FTSE NAREIT ALL EQUITY REITs INDEX2

TEN YEAR PERFORMANCE (12/31/02 - 12/31/12)

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Returns shown include the reinvestment of all dividends and other distributions.

[1]	The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks that is generally considered to be representative of the U.S. stock market as a whole.
[2]

The FTSE NAREIT All Equity REITs Index is an unmanaged market-capitalization-weighted index of all tax-qualified equity REITs listed on the NYSE, AMEX and NASDAQ that have 50% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. As of December 31, 2012, the FTSE NAREIT All Equity REITs Index was comprised of 131 REITs. It is not possible to invest directly in an index.

[3]	The Fund’s annual operating expenses, as stated in the current prospectus. Refer to the Financial Highlights for a more current expense ratio.

DISCUSSION OF INVESTMENT PROCESS AND PERFORMANCE

Stratton Small Cap Value Fund

The investment objective of Stratton Small Cap Value Fund is to seek long-term capital appreciation. Under normal conditions, the Fund will invest at least 80% of its assets (measured at the time of purchase) in common stock and securities convertible into common stock of small capitalization companies. Small cap companies include companies with market capitalizations, at the time of purchase, that are below the market capitalization of the largest company in the Russell 2000® Index. The Fund invests in those small cap stocks which the management of the Fund believes are under-priced based on traditional measures of valuation such as price-to-cash flow and price-to-earnings ratios.

Stratton Management Company employs a two-part investment process that combines quantitative and qualitative research methods. Quantitatively, management focuses on valuation, earnings momentum and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the quantitative aspect of the investment process and focuses on each company’s valuation relative to its peers. Qualitatively, management seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest and expand valuation. The portfolio typically contains between 55 and 75 holdings that meet the above criteria. The final selection of stocks for the portfolio of the Small Cap Value Fund is made by Gerald M. Van Horn, CFA, President.

Portfolio holdings typically become candidates for sale due to excessive valuation relative to their peers or deterioration in earnings visibility. The Fund will typically experience below-average turnover due to the longer-term nature of its investment process.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON SMALL CAP VALUE FUND,

THE RUSSELL 2000® VALUE INDEX1 AND THE RUSSELL 2000® INDEX2

TEN YEAR PERFORMANCE (12/31/02 - 12/31/12)

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Returns shown include the reinvestment of all dividends and other distributions.

[1]	The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.
[2]

The Russell 2000® Index is an unmanaged index comprised of the smallest 2000 companies in the Russell 3000® Index, representing approximately 10% of the Russell 3000® Index total market capitalization. The Russell 3000® Index is comprised of the 3000 largest companies in the U.S. equity market and represents approximately 98% (as of December 31, 2012) of the investable U.S. equity market. It is not possible to invest directly in an index.

[3]	The Fund’s annual operating expenses, as stated in the current prospectus. Refer to the Financial Highlights for a more current expense ratio.

SCHEDULE OF INVESTMENTS December 31, 2012

Stratton Multi-Cap Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 94.7%
Aerospace/Defense – 1.5%
Moog, Inc. Class A†	19,000	$779,570

Banking/Financial – 8.0%
Affiliated Managers Group, Inc.†	8,500	1,106,275
Ameriprise Financial, Inc.	20,000	1,252,600
East West Bancorp, Inc.	37,000	795,130
SVB Financial Group†	19,000	1,063,430

		4,217,435

Basic Materials – 5.7%
Agrium, Inc.	10,700	1,069,037
CF Industries Holdings, Inc.	5,100	1,036,116
Freeport-McMoRan Copper & Gold, Inc.	27,000	923,400

		3,028,553

Capital Goods – 2.0%
General Electric Co.	51,000	1,070,490

Chemicals – 1.7%
Westlake Chemical Corp.	11,000	872,300

Construction – 2.0%
Beacon Roofing Supply, Inc.†	31,000	1,031,680

Consumer Staples – 1.5%
Casey’s General Stores, Inc.	15,000	796,500

Energy – 14.7%
Cabot Oil & Gas Corp.	16,000	795,840
Continental Resources, Inc.†	14,000	1,028,860
Ensco PLC Class A	22,000	1,304,160
Halliburton Co.	18,000	624,420
Kodiak Oil & Gas Corp.†	67,000	592,950
National Oilwell Varco, Inc.	14,000	956,900
Phillips 66	34,000	1,805,400
Superior Energy Services, Inc.†	31,000	642,320

		7,750,850

Health Care – 8.7%
Becton, Dickinson & Co.	7,000	547,330
Mylan, Inc.†	32,000	879,360
Thermo Fisher Scientific, Inc.	21,000	1,339,380
Watson Pharmaceuticals, Inc.†	9,000	774,000
Zimmer Holdings, Inc.	16,000	1,066,560

		4,606,630

	Number of Shares	Market Value (Note 1)
Industrial – 8.8%
Actuant Corp. Class A	28,000	$781,480
Chicago Bridge & Iron Co. N.V.	30,000	1,390,500
MasTec, Inc.†	50,000	1,246,500
United Rentals, Inc.†	27,000	1,229,040

		4,647,520

Insurance/Services – 2.2%
Torchmark Corp.	22,000	1,136,740

REITs – 8.5%
EastGroup Properties, Inc.	18,000	968,580
Highwoods Properties, Inc.	25,000	836,250
Kimco Realty Corp.	55,000	1,062,600
Medical Properties Trust, Inc.	68,000	813,280
RLJ Lodging Trust	41,900	811,603

		4,492,313

Retailing – 12.9%
ANN, Inc.†	30,000	1,015,200
Bed Bath & Beyond, Inc.†	18,000	1,006,380
Cabela’s, Inc.†	19,000	793,250
CVS Caremark Corp.	19,000	918,650
Darden Restaurants, Inc.	20,000	901,400
Macy’s, Inc.	28,000	1,092,560
VF Corp.	7,000	1,056,790

		6,784,230

Technology – 11.2%
Apple, Inc.	1,700	906,151
Fiserv, Inc.†	17,000	1,343,510
Google, Inc. Class A†	1,300	922,181
ON Semiconductor Corp.†	72,000	507,600
Oracle Corp.	40,000	1,332,800
Parametric Technology Corp.†	39,000	877,890

		5,890,132

Transportation – 2.2%
Union Pacific Corp.	9,000	1,131,480

Utilities – 3.1%
Energen Corp.	17,000	766,530
Southwest Gas Corp.	21,000	890,610

		1,657,140

Total Common Stocks (Cost $43,519,124)		49,893,563

See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS December 31, 2012 (continued)

Stratton Multi-Cap Fund

	Principal Amount	Market Value (Note 1)
SHORT-TERM INVESTMENTS – 7.0%
BNY Mellon Cash Reserve 0.05%, due 01/02/13	$3,705,910	$3,705,910

Total Short-Term Investments (Cost $3,705,910)		3,705,910

Total Investments — 101.7% (Cost $47,225,034*)		53,599,473
Liabilities in Excess of Other Assets — (1.7%)		(902,891)

NET ASSETS — 100.0%		$52,696,582

REIT – Real Estate Investment Trust

† Non-income producing security
* Aggregate cost for federal income tax purposes is $47,225,034 and net unrealized appreciation is as follows:

Gross unrealized appreciation		$7,730,557
Gross unrealized depreciation		(1,356,118)

Net unrealized appreciation		$6,374,439

See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS December 31, 2012

Stratton Real Estate Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 96.5%
Apartments – 13.7%
American Campus Communities, Inc.	55,000	$2,537,150
AvalonBay Communities, Inc.	10,000	1,355,900
Camden Property Trust	30,000	2,046,300
Education Realty Trust, Inc.	150,000	1,596,000
Home Properties, Inc.	30,000	1,839,300
UDR, Inc.	90,000	2,140,200

		11,514,850

Diversified – 7.7%
Digital Realty Trust, Inc.	30,000	2,036,700
DuPont Fabros Technology, Inc.	72,000	1,739,520
Lexington Realty Trust	258,255	2,698,765

		6,474,985

Health Care – 16.2%
HCP, Inc.	35,000	1,581,300
Health Care REIT, Inc.	40,000	2,451,600
Healthcare Realty Trust, Inc.	55,000	1,320,550
Medical Properties Trust, Inc.	160,000	1,913,600
Omega Healthcare Investors, Inc.	50,000	1,192,500
Universal Health Realty Income Trust	50,000	2,530,500
Ventas, Inc.	40,000	2,588,800

		13,578,850

Industrial – 4.7%
EastGroup Properties, Inc.	40,000	2,152,400
First Industrial Realty Trust, Inc.†	130,000	1,830,400

		3,982,800

Lodging – 7.1%
LaSalle Hotel Properties	45,000	1,142,550
Marriott International, Inc. Class A	40,000	1,490,800
RLJ Lodging Trust	100,000	1,937,000
Sunstone Hotel Investors, Inc.†	131,414	1,407,444

		5,977,794

	Number of Shares	Market Value (Note 1)
Net Lease – 4.6%
National Retail Properties, Inc.	75,000	$2,340,000
WP Carey, Inc.	30,000	1,564,500

		3,904,500

Office – 8.5%
Alexandria Real Estate Equities, Inc.	30,000	2,079,600
Brandywine Realty Trust	90,000	1,097,100
Highwoods Properties, Inc.	50,000	1,672,500
SL Green Realty Corp.	30,000	2,299,500

		7,148,700

Regional Malls – 17.5%
General Growth Properties, Inc.	95,000	1,885,750
Glimcher Realty Trust	185,000	2,051,650
The Macerich Co.	25,000	1,457,500
Simon Property Group, Inc.	30,757	4,862,374
Tanger Factory Outlet Centers, Inc.	60,000	2,052,000
Taubman Centers, Inc.	30,000	2,361,600

		14,670,874

Shopping Centers – 12.6%
Acadia Realty Trust	87,500	2,194,500
DDR Corp.	126,264	1,977,294
Equity One, Inc.	50,000	1,050,500
Federal Realty Investment Trust	20,000	2,080,400
Kimco Realty Corp.	110,000	2,125,200
Regency Centers Corp.	25,000	1,178,000

		10,605,894

Storage – 3.9%
CubeSmart	140,000	2,039,800
Sovran Self Storage, Inc.	20,000	1,242,000

		3,281,800

Total Common Stocks (Cost $65,608,068)		81,141,047

See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS December 31, 2012    (continued)

Stratton Real Estate Fund

	Principal Amount	Market Value (Note 1)
SHORT-TERM INVESTMENTS – 3.2%
BNY Mellon Cash Reserve 0.05%, due 01/02/13	$2,668,380	$2,668,380

Total Short-Term Investments (Cost $2,668,380)		2,668,380

Total Investments — 99.7% (Cost $68,276,448*)		83,809,427

Other Assets Less Liabilities — 0.3%		271,372

NET ASSETS — 100.0%		$84,080,799

†	Non-income producing security
*	Aggregate cost for federal income tax purposes is $68,392,880 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$20,591,683
Gross unrealized depreciation	(5,175,136)

Net unrealized appreciation	$15,416,547

See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS December 31, 2012

Stratton Small Cap Value Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 99.0%
Aerospace/Defense – 1.8%
Moog, Inc. Class A†	361,925	$14,849,783

Banking/Financial – 16.4%
Affiliated Managers Group, Inc.†	135,500	17,635,325
Community Bank System, Inc.	330,000	9,028,800
First Midwest Bancorp, Inc.	519,200	6,500,384
First Niagara Financial Group, Inc.	577,000	4,575,610
Glacier Bancorp, Inc.	380,000	5,589,800
IBERIABANK Corp.	167,600	8,232,512
MB Financial, Inc.	426,600	8,425,350
Northwest Bancshares, Inc.	923,221	11,207,903
Signature Bank†	235,000	16,764,900
SVB Financial Group†	239,000	13,376,830
Umpqua Holdings Corp.	713,741	8,415,006
United Bankshares, Inc.	351,000	8,536,320
Webster Financial Corp.	360,600	7,410,330
Wintrust Financial Corp.	280,000	10,276,000

		135,975,070

Basic Materials – 5.3%
Compass Minerals International, Inc.	113,000	8,442,230
PolyOne Corp.	871,000	17,785,820
Silgan Holdings, Inc.	418,000	17,384,620

		43,612,670

Business Services – 3.2%
Arbitron, Inc.	395,148	18,445,509
Cardtronics, Inc.†	351,575	8,346,391

		26,791,900

Capital Goods – 2.6%
Oshkosh Corp.†	362,000	10,733,300
Titan International, Inc.	500,000	10,860,000

		21,593,300

Construction – 1.6%
Beacon Roofing Supply, Inc.†	400,000	13,312,000

Consumer Durable – 2.1%
Jarden Corp.	330,000	17,061,000

Consumer Staples – 5.2%
Casey’s General Stores, Inc.	307,300	16,317,630
Harris Teeter Supermarkets, Inc.	401,500	15,481,840
Ralcorp Holdings, Inc.†	123,000	11,026,950

		42,826,420

Energy – 6.1%
Cabot Oil & Gas Corp.	334,800	16,652,952
Carrizo Oil & Gas, Inc.†	404,000	8,451,680

	Number of Shares	Market Value (Note 1)
Energy – continued
Kodiak Oil & Gas Corp.†	1,086,000	$9,611,100
Northern Oil and Gas, Inc.†	508,000	8,544,560
Superior Energy Services, Inc.†	376,678	7,804,768

		51,065,060

Health Care – 4.1%
PAREXEL International Corp.†	570,000	16,866,300
West Pharmaceutical Services, Inc.	316,100	17,306,475

		34,172,775

Industrial – 14.5%
Actuant Corp. Class A	495,000	13,815,450
Cascade Corp.	62,326	4,007,562
Chicago Bridge & Iron Co. N.V.	475,100	22,020,885
Crane Co.	338,150	15,649,582
EnerSys, Inc.†	519,500	19,548,785
MasTec, Inc.†	935,000	23,309,550
United Rentals, Inc.†	484,141	22,038,098

		120,389,912

Insurance/Services – 1.2%
Selective Insurance Group, Inc.	505,200	9,735,204

REITs – 8.1%
Highwoods Properties, Inc.	382,264	12,786,731
Home Properties, Inc.	212,700	13,040,637
Medical Properties Trust, Inc.	1,187,000	14,196,520
SL Green Realty Corp.	188,000	14,410,200
Ventas, Inc.	204,569	13,239,706

		67,673,794

Retailing – 8.5%
Aaron’s, Inc.	449,250	12,704,790
ANN, Inc.†	378,498	12,808,372
Brinker International, Inc.	395,000	12,241,050
Cabela’s, Inc.†	320,439	13,378,328
The Jones Group, Inc.	625,000	6,912,500
Jos. A. Bank Clothiers, Inc.†	288,400	12,280,072

		70,325,112

Technology – 11.7%
Anixter International, Inc.†	261,700	16,743,566
Belden, Inc.	464,600	20,902,354
CACI International, Inc. Class A†	191,000	10,510,730
ON Semiconductor Corp.†	1,490,800	10,510,140
Parametric Technology Corp.†	715,000	16,094,650
RF Micro Devices, Inc.†	1,797,000	8,050,560
Solera Holdings, Inc.	270,000	14,436,900

		97,248,900

See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS December 31, 2012 (continued)

Stratton Small Cap Value Fund

	Number of Shares	Market Value (Note 1)
Utilities – 6.6%
Avista Corp.	455,986	$10,993,822
El Paso Electric Co.	386,281	12,326,227
Portland General Electric Co.	363,500	9,945,360
Southwest Gas Corp.	276,110	11,709,825
UNS Energy Corp.	225,300	9,557,226

		54,532,460

Total Common Stocks (Cost $572,894,309)		821,165,360

	Principal Amount
SHORT-TERM INVESTMENTS – 0.8%
BNY Mellon Cash Reserve 0.05%, due 01/02/13	$7,165,148	7,165,148

Total Short-Term Investments (Cost $7,165,148)		7,165,148

Total Investments — 99.8% (Cost $580,059,457*)		828,330,508

Other Assets Less Liabilities — 0.2%		1,394,097

NET ASSETS — 100.0%		$829,724,605

REIT – Real Estate Investment Trust

† Non-income producing security
* Aggregate cost for federal income tax purposes is $580,059,457 and net unrealized appreciation is as follows:

Gross unrealized appreciation		$265,669,796
Gross unrealized depreciation		(17,398,745)

Net unrealized appreciation		$248,271,051

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2012

	Multi-Cap	Real Estate	Small Cap Value
	Fund	Fund	Fund
ASSETS:
Investments in securities at value (cost $47,225,034, $68,276,448 and $580,059,457, respectively) (Note 1)	$53,599,473	$83,809,427	$828,330,508
Dividends receivable	47,502	322,490	773,231
Receivable for shares sold	28,907	164,424	823,020
Receivable for investment securities sold	530,193	—	2,679,429
Prepaid expenses	13,022	18,320	32,400

Total Assets	54,219,097	84,314,661	832,638,588

LIABILITIES:
Payable for shares redeemed	149,363	118,911	1,703,548
Payable for investment securities purchased	1,283,359	—	221,055
Accrued Advisory fees	33,324	43,879	629,265
Accrued Audit fees	26,700	32,200	41,200
Accrued Accounting/Administration services fees	15,662	15,695	90,758
Accrued Transfer Agent fees	8,254	14,126	119,288
Accrued Printing and Postage expenses	2,616	4,388	71,855
Accrued expenses and other liabilities	3,237	4,663	37,014

Total Liabilities	1,522,515	233,862	2,913,983

NET ASSETS:
Applicable to 1,406,522; 2,804,633 and 14,983,206 shares outstanding, respectively[1]	$52,696,582	$84,080,799	$829,724,605

Net asset value, offering and redemption price per share[2]	$37.47	$29.98	$55.38

SOURCE OF NET ASSETS:
Paid-in capital	$62,486,122	$66,719,881	$564,444,380
Undistributed net investment income	—	198,340	—
Accumulated net realized gain (loss) on investments	(16,163,979)	1,629,599	17,009,174
Net unrealized appreciation on investments	6,374,439	15,532,979	248,271,051

Net Assets	$52,696,582	$84,080,799	$829,724,605

[1]	Multi-Cap Fund: $0.10 par value, 10,000,000 shares authorized; Real Estate Fund: $1.00 par value, 10,000,000 shares authorized; Small Cap Value Fund: $0.001 par value, 200,000,000 shares authorized.

[2]	Redemption price may vary based on length of time held (Note 1).

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS

Year Ended December 31, 2012

	Multi-Cap	Real Estate	Small Cap Value
	Fund	Fund	Fund

INCOME:
Dividends	$931,732	$2,052,572	$10,684,546
Interest	1,218	1,717	16,092

Total Income	932,950	2,054,289	10,700,638

EXPENSES:
Advisory fees (Note 2)	399,018	519,046	7,332,456
Accounting/Administration services fees	82,588	82,680	529,160
Audit fees	26,700	32,200	41,200
Custodian fees	10,825	14,920	93,725
Directors’ fees	7,007	11,062	107,180
Legal fees	2,950	4,752	46,297
Miscellaneous expenses	7,420	10,347	85,701
Printing and Postage expenses	8,899	14,894	250,920
Registration fees	25,624	25,751	37,060
Taxes other than income taxes	4,273	6,524	61,566
Transfer Agent fees	69,831	112,682	1,102,275

Total Expenses	645,135	834,858	9,687,540

Net Investment Income	287,815	1,219,431	1,013,098

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(188,100)	5,172,719	36,798,663
Net increase in unrealized appreciation/depreciation on investments	7,534,632	7,539,622	75,698,413

Net Realized and Unrealized Gain on Investments	7,346,532	12,712,341	112,497,076

Net Increase in Net Assets Resulting From Operations	$7,634,347	$13,931,772	$113,510,174

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Multi-Cap Fund		Real Estate Fund
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
OPERATIONS:
Net investment income	$287,815	$221,750	$1,219,431	$1,217,955
Net realized gain (loss) on investments	(188,100)	2,781,815	5,172,719	3,475,034
Net increase (decrease) in unrealized appreciation/depreciation on investments	7,534,632	(10,262,524)	7,539,622	(695,093)

Net Increase (Decrease) in Net Assets Resulting From Operations	7,634,347	(7,258,959)	13,931,772	3,997,896

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.21, $0.15, $0.38 and $0.60 per share, respectively)	(290,327)	(242,137)	(1,031,699)	(1,743,528)
From realized gains on investments ($0.00, $0.00, $1.56 and $0.31 per share, respectively)	—	—	(4,233,112)	(886,783)

Total Distributions	(290,327)	(242,137)	(5,264,811)	(2,630,311)

CAPITAL SHARE TRANSACTIONS[1]	(7,021,913)	(10,951,798)	(2,909,265)	(1,241,393)

REDEMPTION FEES	187	1,444	2,258	5,445

Total Increase (Decrease) in Net Assets	322,294	(18,451,450)	5,759,954	131,637
NET ASSETS:
Beginning of year	52,374,288	70,825,738	78,320,845	78,189,208

End of year (including undistributed net investment income of $0, $0, $198,340 and $10,608, respectively)	$52,696,582	$52,374,288	$84,080,799	$78,320,845

	Small Cap Value Fund
	Year Ended 12/31/12	Year Ended 12/31/11
OPERATIONS:
Net investment income (loss)	$1,013,098	$(952,747)
Net realized gain on investments	36,798,663	49,677,603
Net increase (decrease) in unrealized appreciation/depreciation on investments	75,698,413	(43,970,270)

Net Increase in Net Assets Resulting From Operations	113,510,174	4,754,586

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.08 and $0.00 per share, respectively)	(1,232,308)	—
From realized gains on investments ($1.79 and $0.00 per share, respectively)	(26,576,675)	—

Total Distributions	(27,808,983)	—

CAPITAL SHARE TRANSACTIONS[1]	(27,655,824)	(88,642,530)

REDEMPTION FEES	33,080	39,829

Total Increase (Decrease) in Net Assets	58,078,447	(83,848,115)
NET ASSETS:
Beginning of Year	771,646,158	855,494,273

End of year	$829,724,605	$771,646,158

[1]	A summary of capital share transactions is on the following page.

See accompanying Notes to Financial Statements.

CAPITAL SHARE TRANSACTIONS

	Multi-Cap Fund
	Year Ended 12/31/12		Year Ended 12/31/11
	Shares	Value	Shares	Value
Shares issued	16,585	$592,993	50,404	$1,888,443
Shares reinvested from net investment income distributions	6,532	240,652	6,026	200,229

	23,117	833,645	56,430	2,088,672
Shares redeemed	(220,610)	(7,855,558)	(356,457)	(13,040,470)

Net Decrease	(197,493)	$(7,021,913)	(300,027)	$(10,951,798)

	Real Estate Fund
	Year Ended 12/31/12		Year Ended 12/31/11
	Shares	Value	Shares	Value
Shares issued	182,696	$5,483,348	318,783	$8,811,383
Shares reinvested from net investment income and capital gains distributions	146,735	4,269,444	79,564	2,119,179

	329,431	9,752,792	398,347	10,930,562
Shares redeemed	(427,397)	(12,662,057)	(446,863)	(12,171,955)

Net Decrease	(97,966)	$(2,909,265)	(48,516)	$(1,241,393)

	Small Cap Value Fund
	Year Ended 12/31/12		Year Ended 12/31/11
	Shares	Value	Shares	Value
Shares issued	2,370,529	$126,816,890	2,786,212	$141,216,571
Shares reinvested from net investment income and capital gains distributions	467,649	25,140,788	—	—

	2,838,178	151,957,678	2,786,212	141,216,571
Shares redeemed	(3,351,803)	(179,613,502)	(4,531,861)	(229,859,101)

Net Decrease	(513,625)	$(27,655,824)	(1,745,649)	$(88,642,530)

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Note 1. – Significant Accounting Policies

Stratton Mutual Funds (the “Funds”) consist of Stratton Multi-Cap Fund, Inc. (“Multi-Cap Fund”), Stratton Real Estate Fund, Inc. (“Real Estate Fund”) and The Stratton Funds, Inc., which operates as a series, consisting of Stratton Small Cap Value Fund (“Small Cap Value Fund”). The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of Multi-Cap Fund is to seek long-term growth of capital, with current income from interest and dividends as a secondary objective.

The objective of Real Estate Fund is to seek total return through investment in real estate securities.

The objective of Small Cap Value Fund is to seek long-term capital appreciation.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A. Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets, for which no quotations are readily available, are valued at their “fair value” as determined in good faith by the Advisor, subject to the oversight of the Boards of Directors of the Funds. Some of the more common reasons that may necessitate that a security be valued at “fair value” include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; or the security has not been traded for an extended period of time.

B. Fair Value Measurements – Various inputs are used in determining the fair value of investments which are as follows:

Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date

Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active

Level 3 - Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012

The summary of inputs used to value each Fund’s net assets as of December 31, 2012 is as follows:

	Multi-Cap Fund	Real Estate Fund	Small Cap Value Fund
Level 1 - Quoted prices *	$53,599,473	$83,809,427	$828,330,508
Level 2 - Significant observable inputs	—	—	—
Level 3 - Significant unobservable inputs	—	—	—

Total Market Value of Investments	$53,599,473	$83,809,427	$828,330,508

*	The breakdown of each Fund’s investments into major categories is disclosed in its Schedule of Investments.

During the year ended December 31, 2012, the Funds did not recognize any transfers to/from Level 1 or 2.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). The amendments in ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. ASU 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the Funds’ financial statement disclosures.

C. Determination of Gains or Losses on Sales of Securities – Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

D. Federal Income Taxes – It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for the four-year period ended December 31, 2012, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

E. Use of Estimates in Financial Statements – In preparing financial statements in conformity with U.S. GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012

F. Other – Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

G. Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

H. REITs – The Funds make certain investments in Real Estate Investment Trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of the Funds’ distributions may also be designated as a return of capital or capital gains.

I. Redemption/Exchange Fee – The Funds may impose a redemption fee of 1.50% on shares that are redeemed within 120 days of purchase. The charge is assessed on an amount equal to the net asset value of the shares at the time of redemption. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees returned to the assets of the Funds are reflected in the Statements of Changes in Net Assets. Certain exceptions to the redemption fee may apply as more fully described in the Funds’ Prospectus.

Note 2. – During the year ended December 31, 2012, the Funds paid advisory fees to Stratton Management Company (the “Advisor”) as follows: Multi-Cap Fund – $399,018; Real Estate Fund – $519,046; Small Cap Value Fund – $7,332,456. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds’ officers. In return for these services, Multi-Cap Fund, Real Estate Fund and Small Cap Value Fund pay to the Advisor a monthly management fee at annual rates of 0.75%, 0.625% and 0.90% of each Fund’s respective average daily net assets.

The officers and Directors of the Funds who are also officers or employees of the Advisor receive no direct compensation from the Funds for services to them. Each disinterested Director receives $3,000 for each meeting attended and an annual retainer of $9,000.

The Bank of New York Mellon serves as the Funds’ custodian. Foreside Funds Distributors LLC serves as the Funds’ principal underwriter for the limited purpose of acting as statutory underwriter to facilitate the registration of shares of each Fund. BNY Mellon Investment Servicing (US) Inc. serves as the Funds’ administrator, fund accounting services provider and transfer agent.

On April 1, 2012, Foreside Distributors LLC, a subsidiary of Foreside Financial Group, completed the purchase of BNY Mellon Distributors LLC, the Funds’ principal underwriter. Effective as of the closing date, Foreside Funds Distributors LLC (formerly known as BNY Mellon Distributors LLC) entered into an underwriting agreement with each Fund on terms substantially similar to those of the underwriting agreement which existed prior to the sale.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012

Note 3. – Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2012 were as follows:

	Multi-Cap	Real Estate	Small Cap Value
	Fund	Fund	Fund
Cost of purchases	$31,985,951	$21,971,811	$86,251,053
Proceeds of sales	$39,395,347	$27,225,608	$103,732,515

Note 4. – Distributions to Shareholders

The tax character of distributions paid during 2012 and 2011 were as follows:

	Multi-Cap Fund		Real Estate Fund		Small Cap Value Fund
	2012	2011	2012	2011	2012	2011
Distributions paid from:
Ordinary income	$290,327	$242,137	$1,031,699	$1,743,528	$1,022,857	$—
Long-term capital gain	—	—	4,233,112	886,783	26,786,126	—

	290,327	242,137	5,264,811	2,630,311	27,808,983	—
Return of capital	—	—	—	—	—	—

Total Distributions	$290,327	$242,137	$5,264,811	$2,630,311	$27,808,983	$—

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

	Multi-Cap	Real Estate	Small Cap Value
	Fund	Fund	Fund
Undistributed net investment income	$—	$202,133	$—
Undistributed realized capital gains	—	1,742,238	17,009,174
Capital loss carryforward	(16,163,979)	—	—
Unrealized appreciation (depreciation)	6,374,439	15,416,547	248,271,051

Total Accumulated Earnings	$(9,789,540)	$17,360,918	$265,280,225

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to timing differences of tax recognition of gains on certain securities, the deferral of losses on wash sales, and qualified late-year losses.

As of December 31, 2012, Multi-Cap Fund had pre-enactment net capital loss carryforwards for federal income tax purposes of $10,083,397 and $5,764,210, which are available to reduce future required distributions of net capital gains to shareholders. These amounts are available through 2017 and 2018, respectively. Multi-Cap Fund also had a long-term capital loss carry forward of $316,372 available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. This capital loss carry forward is not subject to expiration and must first be utilized to offset future realized gains of the same character and must be utilized prior to the utilization of the loss carry forwards subject to expiration described previously. Real Estate Fund and Small Cap Value Fund did not have capital loss carryforwards for federal income tax purposes.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012

Under the Act, any capital loss, as defined by the Internal Revenue Code, that is realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Funds had no deferred qualified late-year losses for the year ending December 31, 2012.

Note 5. – Reclassification

Permanent differences, incurred during the year ended December 31, 2012, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in capital as follows:

	Multi-Cap	Real Estate	Small Cap Value
	Fund	Fund	Fund
Decrease paid-in capital	$(2,512)	$—	$—
Increase undistributed net investment income	$2,512	$—	$219,210
Decrease accumulated net realized gain (loss)	—	—	$(219,210)

Note 6. – Indemnification

Under the Funds’ organizational documents, their officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 7. – Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the Financial Statements except for the following:

Effective January 29, 2013, Gerald M. Van Horn was elected as Director, Chairman and Chief Executive Officer of the Funds, following the resignation of John A. Affleck from those positions on January 29, 2013.

Effective May 1, 2013, the name of the Stratton Multi-Cap Fund will be changed to the Stratton Mid Cap Value Fund to more appropriately reflect the characteristics and securities holdings of the Fund.

FINANCIAL HIGHLIGHTS

Stratton Multi-Cap Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$32.65	$37.20	$33.13	$26.70	$44.64

Income From Investment Operations
Net investment income	0.19 [1]	0.13 [1]	0.11 [1]	0.17	0.11
Redemption fees	— [2]	— [2]	— [2]	— [2]	0.09
Net gains (losses) on securities (both realized and unrealized)	4.84	(4.53)	4.07	6.46	(16.85)

Total From Investment Operations	5.03	(4.40)	4.18	6.63	(16.65)

Less Distributions
Dividends (from net investment income)	(0.21)	(0.15)	(0.11)	(0.17)	(0.19)
Distributions (from capital gains)	—	—	—	—	(1.07)
Distributions (in excess of net investment income)	—	—	—	(0.03)	—
Distributions (in excess of capital gains)	—	—	—	—	(0.03)

Total Distributions	(0.21)	(0.15)	(0.11)	(0.20)	(1.29)

Net Asset Value, End of Year	$37.47	$32.65	$37.20	$33.13	$26.70

Total Return	15.40%	(11.84%)	12.64%	24.84%	(38.32%)
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$52,697	$52,374	$70,826	$73,020	$74,765
Ratio of expenses to average net assets	1.21%	1.18%	1.14%	1.19%	1.07%
Ratio of net investment income to average net assets	0.54%	0.36%	0.34%	0.54%	0.35%
Portfolio turnover rate	63.11%	33.56%	30.74%	30.91%	70.49%

[1]	Calculated based on the average number of shares outstanding during the year.
[2]	Amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Stratton Real Estate Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$26.98	$26.49	$21.87	$17.19	$28.57

Income From Investment Operations
Net investment income	0.44 [1]	0.41 [1]	0.46 [1]	0.59	0.97
Redemption fees	— [2]	— [2]	— [2]	0.01	— [2]
Net gains (losses) on securities (both realized and unrealized)	4.50	0.99	4.46	4.83	(8.57)

Total From Investment Operations	4.94	1.40	4.92	5.43	(7.60)

Less Distributions
Dividends (from net investment income)	(0.38)	(0.60)	(0.30)	(0.59)	(0.97)
Distributions (from capital gains)	(1.56)	(0.31)	—	—	(2.79)
Return of capital	—	—	—	(0.16)	(0.02)

Total Distributions	(1.94)	(0.91)	(0.30)	(0.75)	(3.78)

Net Asset Value, End of Year	$29.98	$26.98	$26.49	$21.87	$17.19

Total Return	18.61%	5.35%	22.60%	33.90%	(30.34%)
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$84,081	$78,321	$78,189	$74,307	$68,060
Ratio of expenses to average net assets	1.01%	1.03%	1.04%	1.13%	1.00%
Ratio of net investment income to average net assets	1.47%	1.53%	1.92%	3.61%	3.64%
Portfolio turnover rate	27.62%	14.66%	7.16%	19.08%	17.54%

[1]	Calculated based on the average number of shares outstanding during the year.
[2]	Amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Stratton Small Cap Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$49.79	$49.62	$40.37	$34.25	$46.14

Income From Investment Operations
Net investment income (loss)	0.07 [1]	(0.06)[1]	(0.04)[1]	(0.04)	(0.05)
Redemption fees	— [2]	— [2]	— [2]	0.01	0.01
Net gains (losses) on securities (both realized and unrealized)	7.39	0.23	9.29	6.15	(11.85)

Total From Investment Operations	7.46	0.17	9.25	6.12	(11.89)

Less Distributions
Dividends (from net investment income)	(0.08)	—	—	—	—
Distributions (from capital gains)	(1.79)	—	—	—	—

Total Distributions	(1.87)	—	—	—	—

Net Asset Value, End of Year	$55.38	$49.79	$49.62	$40.37	$34.25

Total Return	15.10%	0.34%	22.91%	17.87%	(25.77%)
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$829,725	$771,646	$855,494	$855,576	$664,594
Ratio of expenses to average net assets	1.19%	1.20%	1.22%	1.28%	1.22%
Ratio of net investment income (loss) to average net assets	0.12%	(0.11%)	(0.10%)	(0.12%)	(0.12%)
Portfolio turnover rate	11.02%	15.58%	6.47%	23.53%	26.14%

[1]	Calculated based on the average number of shares outstanding during the year.
[2]	Amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Boards of Directors of the Stratton Mutual Funds:

We have audited the accompanying statements of assets and liabilities of Stratton Multi-Cap Fund, Inc., Stratton Real Estate Fund, Inc. and Stratton Small Cap Value Fund, a series of shares of The Stratton Funds, Inc., including the schedules of investments, as of December 31, 2012, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stratton Multi-Cap Fund, Inc., Stratton Real Estate Fund, Inc. and Stratton Small Cap Value Fund, as of December 31, 2012, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 25, 2013

ADDITIONAL INFORMATION

(unaudited)

Information pertaining to the Directors and officers of Stratton Multi-Cap Fund, Inc., Stratton Real Estate Fund, Inc. and The Stratton Funds, Inc. (collectively, the “Companies”), is set forth below. The Statement of Additional Information includes additional information about the Companies’ Directors and is available without charge, upon request, by calling 1-800-472-4266. Unless otherwise indicated, the address of each Director and officer for purposes of business relating to the Companies is c/o Stratton Management Co., 150 South Warner Road, Suite 460, King of Prussia, PA 19406.

Name, Age and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Director	Other Directorships Held by Director During Past 5 Years

INDEPENDENT DIRECTORS*

Brian G. Peirce (54) Director	Since 2010	Mr. Peirce is President and CEO of Peirce-Phelps.	Three	Heating, Air Conditioning and Refrigeration Dist. Int.(national wholesale trade association); Affiliated Distributors (industrial wholesale purchasing group); Airline Hydraulics (distributor of pneumatic systems and devices)

Lois Rothenberger (62) Director	Since 2008	Ms. Rothenberger is Vice President of Finance and CFO of Meadowood Corporation, a non-profit retirement community.	Three	None

Frank Thomas (65) Director	Since 2003	Mr. Thomas is an attorney in private practice.	Three	None

Joel H. Wilson (64) Director	Since 2005	Mr. Wilson is Co-Owner and Principal of Kennedy Tool & Die, Inc.	Three	None

Harold L. Zuber, Jr. (63) Director	Since 2009	Mr. Zuber is a private investor.	Three	None

ADDITIONAL INFORMATION (continued)

(unaudited)

Name, Age and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Director	Other Directorships Held by Director During Past 5 Years

INTERESTED DIRECTORS**

John A. Affleck, CFA.[3] (66) Chairman, Chief Executive Officer and Director	Since 2010	Mr. Affleck is President, CEO and Director of the investment advisor, Stratton Management Company.	Three	William Penn Charter School, Coriell Institute for Medical Research, Woodmere Art Museum and the Philadelphia Orchestra

Bernard A. Francis, Jr.[3] (62) Director	Since 2008	Mr. Francis is Senior Vice President and Group Executive of Wealth Management of Susquehanna Bancshares, Inc.; Chairman of the Board and a Director of the investment advisor, Stratton Management Company; Chairman of the Board and a Director of Semper Trust Co.; President and Chief Executive Officer of Valley Forge Asset Management Corp.; Chief Investment Officer of Susquehanna Trust and Investment Co. and Member of Executive Committee of Susquehanna Bancshares, Inc.	Three	None

OFFICERS WHO ARE NOT DIRECTORS

Shawn M. Gallagher, CFA (32) President of Stratton Multi-Cap Fund, Inc.	Since 2012	Mr. Gallagher is Vice President of the investment advisor, Stratton Management Company.	N/A	N/A

Andrew T. DiZio, CFA (32) President of Stratton Real Estate Fund, Inc.	Since 2012	Mr. DiZio is Vice President of the investment advisor, Stratton Management Company. Prior to joining the advisor, he was Vice President at Janney Montgomery Scott where he served as a Real Estate Investment Trust sector analyst since 2007.	N/A	N/A

Gerald M. Van Horn, CFA (39) President of The Stratton Funds, Inc.	Since 2003	Mr. Van Horn is Senior Vice President of the investment advisor, Stratton Management Company.	N/A	N/A

ADDITIONAL INFORMATION (continued)

(unaudited)

Name, Age and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Director	Other Directorships Held by Director During Past 5 Years

OFFICERS WHO ARE NOT DIRECTORS, continued

Lynne M. Cannon (57) Chief Compliance Officer and Chief Financial Officer	Since 2010	Ms. Cannon is the Chief Compliance Officer and Chief Operating Officer of the investment advisor, Stratton Management Company. Prior, she was Vice President of BNY Mellon Investment Servicing (US) Inc.	N/A	Philadelphia Saddle Club

Michelle A. Whalen (43) Assistant Vice President	Since 2011	Ms. Whalen is an employee of the investment advisor, Stratton Management Company.	N/A	N/A

Patricia L. Sloan (59) Secretary and Treasurer	Multi-Cap Sec. 1980 Treas. 1990 Real Estate Sec. 1990 Treas. 1984 Small Cap Value 1993	Ms. Sloan is an employee of the investment advisor, Stratton Management Company.	N/A	N/A

*	Directors who are not “interested persons” of the Companies as defined by the 1940 Act, as amended.

**	Directors who are “interested persons” of the Companies as defined by the 1940 Act, as amended.

[1]

Each Director shall serve until the next meeting of shareholders for the election of Directors and until his/her successor shall have been elected and qualified, except in the event of his/her death, resignation or removal. Each officer is elected annually by the Directors and serves until his/her successor is duly chosen and qualified, or until his/her death, resignation or removal.

[2]	The “Fund Complex” consists of Stratton Multi-Cap Fund, Inc., Stratton Real Estate Fund, Inc. and The Stratton Funds, Inc.

[3]

Mr. Affleck is an “interested person” of the companies by reason of his positions with the advisor. Mr. Francis is an “interested person” of the companies by reason of his positions with Susquehanna Bancshares Inc., the parent company of the advisor.

ADDITIONAL INFORMATION (continued)

(unaudited)

Disclosure of Fund Expenses

As a shareholder of the Funds, you may incur two types of costs: (1) redemption fees if you redeem or exchange shares within 120 days of purchase; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the numbers in the first line under the heading entitled “Expenses Paid During Six Month Period Ending 12/31/12” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ADDITIONAL INFORMATION (continued)

(unaudited)

Multi-Cap Fund

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Six Month Period Ending 12/31/12*
Actual	$1,000.00	$1,097.90	$6.38
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.14
*	Expenses are equal to the Fund’s annualized expense ratio of 1.21% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Real Estate Fund

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Six Month Period Ending 12/31/12*
Actual	$1,000.00	$1,038.20	$5.12
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08
*	Expenses are equal to the Fund’s annualized expense ratio of 1.00% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Small Cap Value Fund

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Six Month Period Ending 12/31/12*
Actual	$1,000.00	$1,098.50	$6.01
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.79
*	Expenses are equal to the Fund’s annualized expense ratio of 1.14% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

SHAREHOLDER INFORMATION

General Information on the Funds

Requests for a Prospectus, application, financial information (including past performance figures or any additional information on the Funds), and the available programs may be directed to the Funds’ toll free number at 1-800-472-4266 or by visiting our website at www.strattonfunds.com.

Share Price Information

The Funds’ daily net asset values (“NAV”) can be found on our website at www.strattonfunds.com. Ticker symbols for Multi-Cap Fund, Real Estate Fund and Small Cap Value Fund are STRGX, STMDX and STSCX, respectively.

Minimum Investment

The minimum amount for the initial purchase of shares of each Fund is $2,000 for shares purchased in non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. The minimum amount for the initial purchase of shares of each Fund is $500 for shares purchased in retirement accounts. There is no minimum amount for subsequent purchases of Fund shares in retirement accounts.

Redemption/Exchange Fees

The Funds may assess a redemption fee of 1.50% of the total redemption proceeds if shares are sold or exchanged within 120 days after the purchase date. This fee is retained by the Funds to offset the brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The Funds, in their discrection, are authorized to waive the redemption fee as set forth in the Funds’ Prospectus.

Dividends and Distributions

The Funds have made certain investments in REITs that pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from such REITs in their distributions to their shareholders and, accordingly, a portion of each Fund’s distributions to shareholders may be reclassified as a return of capital at the end of the fiscal year. Therefore, Forms 1099-DIV for the Funds may not be available until March. The Real Estate Fund may declare and pay dividends, if any, on a semi-annual basis; however, it may declare and pay dividends more frequently. The Multi-Cap and Small Cap Value Funds may declare and pay dividends, if any, from net investment income semi-annually and annually, respectively. Each Fund will make distributions from net realized gains, if any, once a year, but may make distributions on a more frequent basis so as to avoid incurring any Fund level income or excise taxes, or for other reasons. Any distribution paid necessarily reduces a Fund’s NAV per share by the amount of the distribution. Unless a shareholder elects to receive distributions in cash, distributions will be reinvested in additional shares of the appropriate Fund.

Available Programs

Automatic Investment Plan

Shares of a Fund may be purchased in non-retirement accounts through our Automatic Investment Plan. This plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. Participation in this plan requires a $2,000 initial minimum balance and a minimum monthly investment of $100. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may participate in the plan.

SHAREHOLDER INFORMATION (continued)

Systematic Cash Withdrawal Plan

Shares of a Fund may be automatically redeemed through our Systematic Cash Withdrawal Plan. Participation in this plan requires a minimum account balance of $10,000 and a minimum monthly withdrawal of $50.

Retirement and Education Plans

Shares of the Funds are available for purchase through individual retirement accounts, other retirement plans and education savings accounts. Applications for these plans and further details about procedures to be followed are available by calling 1-800-472-4266, or by visiting the Funds’ website at www.strattonfunds.com.

Proxy Voting

For free information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, or to obtain a free copy of the Funds’ complete proxy voting policies and procedures, call 1-800-472-4266, or visit the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files a schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Forms N-Q also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts (including additional purchase or redemption requests) and other Fund services can access their accounts on line at www.strattonfunds.com, or call 1-800-472-4266 or write the transfer agent at the following addresses:

via First Class Mail	via Express Delivery
Stratton Mutual Funds	Stratton Mutual Funds
c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9801 Providence, RI 02940	c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

150 South Warner Road, Suite 460

King of Prussia, PA 19406

Please do not send account-related correspondence, including transaction requests, to the Advisor. Doing so may delay the processing of your account-related request.

DIVIDEND NOTICES

December 31, 2012

All percentages are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Percentage of Ordinary Dividend Income Qualifying for the 70% Corporate Dividend and the maximum 15% Tax Rate on Qualified Dividends for Non-Corporate Taxpayers Received Deduction
Stratton Multi-Cap Fund, Inc.	100.00%
Stratton Real Estate Fund, Inc.	2.89%
Stratton Small Cap Value Fund	100.00%

Percentage of Ordinary Dividend Income Qualifying for the Dividend Received Deduction for Corporate Taxpayers
Stratton Multi-Cap Fund, Inc.	100.00%
Stratton Real Estate Fund, Inc.	1.60%
Stratton Small Cap Value Fund	100.00%

Percentage of Ordinary Distributions paid (net investment income plus short-term capital gain) representing the amount of Qualifying Interest Income as created by The American Jobs Creation Act of 2004
Stratton Multi-Cap Fund, Inc.	0.13%
Stratton Real Estate Fund, Inc.	0.08%
Stratton Small Cap Value Fund	0.15%

Percentage of Ordinary Distributions
paid (net investment income
plus short-term capital gain)
representing the amount of
Qualifying Short-Term Capital Gain
as created by The American
Jobs Creation Act of 2004
Stratton Multi-Cap Fund, Inc.	0.00%
Stratton Real Estate Fund, Inc.	0.00%
Stratton Small Cap Value Fund	0.95%

D I R E C T O R S
John A. Affleck, CFA	Lois Rothenberger	Joel H. Wilson
Bernard A. Francis, Jr.	Frank Thomas	Harold L. Zuber, Jr.
Brian G. Peirce
O F F I C E R S
John A. Affleck, CFA*	Gerald M. Van Horn, CFA*	Patricia L. Sloan
Chairman	President	Secretary & Treasurer
Stratton Mutual Funds	Stratton small Cap Value Fund
Shawn M. Gallagher, CFA	Lynne M. Cannon	Brigid E. Hummel
President	Chief Compliance Officer &	Assistant Secretary &
Stratton Multi-Cap Fund	Chief Financial Officer	Assistant Treasurer
Andrew T. DiZio, CFA	Michelle A. Whalen
President	Assistant Vice President
Stratton Real Estate Fund
* See Note 7. Subsequent Events on page 28

I N V E S T M E N T A D V I S O R	C U S T O D I A N B A N K

Stratton Management Company	The Bank of New York Mellon

150 South Warner Road, Suite 460	One Wall Street

King of Prussia, PA 19406	New York, NY 10286
T R A N S F E R A G E N T & D I V I D E N D P A Y I N G A G E N T	I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M

BNY Mellon Investment Servicing (US) Inc.	Tait, Weller & Baker LLP

P.O. Box 9801	1818 Market Street, Suite 2400

Providence, RI 02940	Philadelphia, PA 19103

Visit Stratton Mutual Funds at

www.strattonfunds.com

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that it does not have an “audit committee financial expert” serving on its audit committee. While Registrant believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite attributes to qualify as an “audit committee financial expert,” as such term is defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $32,000 in 2011 and $32,200 in 2012.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $1,000 in 2011 and $1,000 in 2012. This represents the review of the semi-annual financial statements.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,800 in 2011 and $3,000 in 2012. These services are related to the preparation of federal and state income tax returns, and excise tax return, and the review of the distribution requirements for excise tax purposes.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2011 and $0 in 2012.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee will be responsible for evaluating the provision of non-audit services to the Company as required by Section 201 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (collectively, the “2002 Act”) and any pre-approval requests submitted by the independent accountants as required by Section 202 of the 2002 Act.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	0%

(d)	Not applicable

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2011 and $0 in 2012.

(h)	Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)         Stratton Real Estate Fund, Inc.

By (Signature and Title)*	/s/ Gerald M. Van Horn
Gerald M. Van Horn, Chief Executive Officer (principal executive officer)

Date         2/26/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gerald M. Van Horn
Gerald M. Van Horn, Chief Executive Officer (principal executive officer)

Date         2/26/2013

By (Signature and Title)*	/s/ Lynne M. Cannon
Lynne M. Cannon, Chief Financial Officer (principal financial officer)

Date         2/26/2013

* Print the name and title of each signing officer under his or her signature.